UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

     Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ___________)

Filed by Registrant   [X]

File by a Party Other Than Registrant   [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

DIGITAL LEARNING MANAGEMENT CORPORATION
(Name of Registrant as Specified in Its Charter)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: __________________________________________________________

(2)	Aggregate number of securities to which transaction applies: __________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________

(4)	Proposed maximum aggregate value of transaction: __________________________________________________________

(5)	Total fee paid: __________________________________________________________

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: __________________________________________________________

(2)	Form, Schedule or Registration Statement No.: __________________________________________________________

(3)	Filing Party: __________________________________________________________

(4)	Date Filed: __________________________________________________________

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

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[DLI Letterhead]

August __, 2004

Dear Shareholders:

     You are cordially invited to attend Digital Learning Management Corporation’s Annual Meeting of Shareholders, which will be held at 19950 Mariner Avenue, Torrance, California, on August 26, 2004 at 10:00 a.m., local time.

     At the Meeting, shareholders will be asked to (i) elect directors for the ensuing year, (ii) approve the Digital Learning Management Corporation 2004 Stock Option, Deferred Stock and Restricted Stock Plan, (iii) approve the reincorporation of Digital Learning Management Corporation from the State of Nevada to the State and Delaware and (iv) ratify the appointment of accountants. Information regarding the nominees for election of directors, the 2004 Stock Option, Deferred Stock and Restricted Stock Plan, the reincorporation and ratification of the appointment of accountants is set forth in the accompanying Proxy Statement.

     It is important that your shares be represented at the Meeting, whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card in the enclosed envelope. If you do attend the Meeting and wish to vote in person, your proxy will be withdrawn at that time. We urge you to vote “FOR” the election of all of the nominees named in the Proxy Statement, “FOR” approval of the 2004 Stock Option, Deferred Stock and Restricted Stock Plan, “FOR” the reincorporation and “FOR” ratification of the appointment of accountants.

/s/ AURANGZEB BHATTI ______________________________ Aurangzeb Bhatti President and Director

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DIGITAL LEARNING MANAGEMENT CORPORATION
19950 Mariner Avenue
Torrance, California 90503

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held August 26, 2004

TO THE SHAREHOLDERS OF
DIGITAL LEARNING MANAGEMENT CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Digital Learning Management Corporation (“DGTL” or the “Company”) will be held at 19950 Mariner Avenue, Torrance, California, on August 26, 2004 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

1.	Election of Directors. To elect seven persons to serve as directors of DGTL until their successors are duly elected and qualified.

Aurangzeb Bhatti Umesh Patel Robert Pearson Gregory Frazer Khalid Sheikh Richard Rappaport Al Jinnah
2.	Approval of the Digital Learning Management Corporation 2004 Stock Option, Deferred Stock and Restricted Stock Plan. To approve the Digital Learning Management Corporation 2004 Stock Option, Deferred Stock and Restricted Stock Plan.

3.	Approval of Reincorporation. To approve the reincorporation of DGTL from the State of Nevada to the State of Delaware.

4.	Ratification of Appointment of Accountants. To ratify the appointment of AJ. Robbins, PC as DGTL’s independent public accountants.

5.	Transaction of Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     The board of directors has fixed the close of business on July 29, 2004 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Al Jinnah

Dated: August __, 2004	Al Jinnah, Secretary

     WE URGE YOU TO VOTE IN FAVOR OF MANAGEMENT’S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY DGTL’S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF DGTL AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE ADEQUATE ACCOMMODATIONS.

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DIGITAL LEARNING MANAGEMENT CORPORATION
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To be held August 26, 2004

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2004 Annual Meeting of Shareholders (the “Meeting”) of Digital Learning Management Corporation (“DGTL” or the “Company”) to be held on August 26, 2004 at 10:00 a.m., local time, at 19950 Mariner Avenue, Torrance, California, and at any and all adjournments thereof.

     It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to shareholders eligible to receive notice of, and to vote at, the Meeting on or about August 6, 2004.

Revocability of Proxies

     A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of DGTL an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the chairman of the Meeting of his or her election to vote in person, and voting in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the Proxy. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED “FOR” ELECTION OF THE DIRECTORS NAMED HEREIN, “FOR” THE APPROVAL OF DIGITAL LEARNING MANAGEMENT CORPORATION 2004 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN, “FOR” THE REINCORPORATION FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE, “FOR” THE RATIFICATION OF AJ. ROBBINS, PC AS DGTL’S INDEPENDENT PUBLIC ACCOUNTANTS AND IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

Persons Making the Solicitation

     This solicitation of Proxies is being made by the DGTL’s board of directors (the “Board”). The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by DGTL. It is contemplated that Proxies will be solicited principally through the use of the mail, but directors, officers and employees of DGTL may solicit Proxies personally or by telephone, without receiving special compensation therefore. In addition, DGTL may request banks, brokers or other custodians to solicit customers for whom they hold DGTL stock and will reimburse them for their reasonable out-of-pocket expenses.

VOTING SECURITIES

     There were issued and outstanding _________ shares of the DGTL’s common stock (“Common Stock”) on July 29, 2004 which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). On any matter submitted to the vote of the shareholders, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock he or she held of record on the books of DGTL as of the Record Date. In connection with the election of directors, there is no cumulative voting. The effect of broker non-votes is that such votes are not counted as being voted; however, such votes are counted for purposes of determining a quorum. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.

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PROPOSAL NO. 1 ELECTION OF DIRECTORS

     The persons named below, all of whom are current members of the Board, will be nominated for election as directors at the Meeting to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes of the proxyholders will be cast in such a manner as to effect the election of all seven nominees, as appropriate. Abstentions and broker non-votes will each be counted for purposes of determining the presence of a quorum, but will have no effect on the vote. If a quorum is present at the meeting, the seven nominees for directors receiving the most votes will be elected directors. Abstentions and broker non-votes will each be counted for purposes of determining the presence of a quorum, but will have no effect on the vote. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for directors may only be made by complying with the nomination procedures which are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

     The following table sets forth, as of July 29, 2004, the names of, and certain information concerning, the persons nominated for election as directors of DGTL:

Name and Title Other than Director	Age	Year First Appointed Director	Principal Occupation During the Past Five Years

Aurangzeb Bhatti, President	49	2004
Mr. Bhatti has over 25 years experience in information technology and the education field. In 1995, Mr. Bhatti founded WebVision, Inc. and served as its Chief Executive Officer and Chief Technology Officer until 2001. In 2001, after leaving WebVision, Inc., Mr. Bhatti co-founded another company by the name of School of I.T. with Mr. Patel. This company is the forerunner of Digital Learning Management Corporation.

Umesh Patel, Vice President, Chief Financial Officer	47	2004
Mr. Patel has over 14 years experience in business development and sales. From 1990 to 2001, Mr. Patel served as the President of Tech Med Billing Services, where he was responsible for managing and projecting financials for the company. In 2001, Mr. Patel co-founded School of I.T. with Mr. Bhatti. Mr. Patel served as its Vice President and was responsible for marketing.

Al Jinnah, General Counsel and Secretary	64	2004
Mr. Jinnah has been a practicing attorney for over 35 years. He has wide experience in business law and civil litigation, having served as in-house counsel in various industries. He has operated his own private practice for the past 5 years.

Robert Pearson	68	2004	Mr. Pearson has been Senior Vice-President for Investments for RENN Capital Group, Inc., of Dallas, Texas since 1997. RENN Capital Group, Inc. is an investment management firm.
Gregory Frazer	51	2004
From 1996 to 2001, Dr. Frazer was Vice-President of Business Development and on the Board of Directors of Sonus-USA, Inc., a publicly traded corporation. From 2001 to 2003, Dr. Frazer was a professor at Arizona School for Health Sciences in the Au.D. Program. In 2003, Dr. Frazer entered private practice and is now the Director of Audiology at Pacific Eye & Ear Specialists, Inc. in Brentwood, California.

Khalid Sheikh	65	2004
Dr. Sheik has a Doctorate degree in Physiology from the University of London. His entire career has been devoted to the hospital environment. Since 1985, he been a consultant in the Radiation Oncology department at Long Beach Memorial Medical center. In his career Dr. Sheik has served on numerous Boards in the medical field. At present, he serves on the Board of Endocurietherapy Research Foundation, Long Beach, California.

Richard Rappaport	44	2004
Mr. Rappaport is the founder of WestPark Capital, Inc. and has been its Chief Executive Officer since September 1999. From April 1998 through September 1999, Mr. Rappaport was Director of Corporate Finance for Global Securities, where he was responsible for all of the firms North American corporate finance activities.

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     None of the director-nominees were selected pursuant to any arrangement or understanding other than with the directors and executive officers of DGTL acting within their capacities as such. There are no family relationships between any of the directors of DGTL.

      Management recommends that the shareholders vote “FOR” the director-nominees listed above.

The Board of Directors and Committees

     The sole director during 2003 was Eric Borgeson, who resigned in January 2004. Therefore, the Board held no formal meetings in 2003 and all votes were cast by written consent pursuant to applicable Nevada laws.

     The Board does not maintain a separate audit, nominating or compensation committee. Functions customarily performed by such committees are performed by the Board as a whole. DGTL is not required to maintain such committees under the applicable rules of the Over-the-Counter Bulletin Board.

Policy on Accounting Matters; Pre-Approval of Audit and Non-Audit Services of Independent Auditor

     The Board oversees DGTL’s corporate accounting and reporting practices and the quality and integrity of DGTL’s financial statements and reports, selects, hires, oversees and terminates DGTL’s independent auditors, monitors DGTL’s independent auditors’ qualifications, independence and performance, monitors DGTL’s and its affiliates’ compliance with legal and regulatory requirements, oversees all internal auditing functions and controls, and oversees DGTL’s and its affiliates’ risk management function.

     The Board’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Board regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

Director Compensation

     DGTL’s outside directors have agreed to waive compensation for the first six months of service. Commencing on September 1, 2004, each outside director shall be compensated $1,000 for each Board meeting attended in person and $500 for each telephonic Board meeting attended. In addition, each outside director shall receive an option to purchase 20,000 shares of DGTL Common Stock. Directors that are also executive officers of DGTL receive no additional compensation for their Board service.

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Consideration of Director-Nominees
Shareholder Nominees

     DGTL’s Board as a whole will consider nominees to the Board proposed by shareholders, although the Board has no formal policy with regard to shareholder nominees as it considers all nominees on their merits as discussed below. Any shareholder nominations proposed for consideration by the Board should include the nominee’s name and qualifications for Board membership and should be addressed to:

Secretary Digital Learning Management Corporation 19950 Mariner Avenue Torrance, California 90503
Selection and Evaluation of Director Candidates

     The Board is responsible for identifying candidates for membership on the Board and makes determinations as to whether to recommend such candidates nomination to the Board based on their character, judgment, and business experience, as well as their ability to add to the Board’s existing strengths. This assessment typically includes issues of expertise in industries important to DGTL, functional expertise in areas such as marketing, human resources, operations, finance and information technology and an assessment of an individual’s abilities to work constructively with the existing Board and management, all in the context of an assessment of the perceived needs of the Board at that point in time. The Board does not have any written specific minimum qualifications or skills that a candidate must meet in order to serve on the committee. The Board identifies nominees by first evaluating the current members of the Board of Directors qualified and willing to continue in service. Current members of the Board with skills and experience that are relevant to DGTL’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not to wish to continue in service or if the majority of the Board decided not to re-nominate a member for re-election, the Board identifies the desired skills and experience of a new nominee in light of the following criteria. When identifying and evaluating new directors, the Board considers the diversity and mix of the existing board of directors, including, but not limited to, such factors as: the age of the current directors, employment experience, public interest considerations and the implementation of the DGTL’s strategic plan. Among other things, when examining a specific candidate’s qualifications, the Board considers: the ability to represent the best interest of DGTL, existing relationships with DGTL, interest in the affairs of the DGTL and its purpose, the ability to fulfill director responsibilities, leadership skill, integrity, business judgment, ability to develop business for DGTL and the ability to work as a member of a team.

Communications with the Board and Annual Meeting Attendance

     Individuals who wish to communicate with DGTL’s Board may do so by sending correspondence to the Company’s Board at 19950 Mariner Avenue, Torrance, California 90503. Any communications intended for non-management directors should be sent to the above address above to the attention of Mr. Richard Rappaport.

     DGTL does not have a policy regarding Board member attendance at Annual Meetings of Shareholders. DGTL did not hold an Annual Meeting of Shareholders in 2003.

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PROPOSAL NO. 2:
APPROVAL OF THE DIGITAL LEARNING MANAGEMENT CORPORATION
2004 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN

Introduction

     The Digital Learning Management Corporation 2004 Stock Option, Deferred Stock and Restricted Stock Plan (the “Plan”), subject to approval by DGTL’s shareholders, provides for the granting of options to purchase up to 2,000,000 shares of authorized and unissued Common Stock at option prices per share which must not be less than one hundred percent (100%) of the fair market value per share of Common Stock at the time each option is granted. The Board believes it is advisable for the shareholders to adopt the Plan so that DGTL will have stock options, deferred stock and restricted stock available to grant as an additional means of retaining and attracting competent directors and personnel for DGTL, and for inducing high levels of performance and efforts for the benefit of DGTL and its shareholders.

     Options granted pursuant to the Plan are intended to qualify for treatment either as “incentive stock options” within the meaning of Section 422 of the Code, or as “nonqualified stock options,” as shall be determined and designated upon the grant of each option. Though there have been no grants of stock options and no determination of intended grants to specific optionees under the Plan by the Board, it is expected that stock options will be granted under the Plan to directors, executive officers and management level employees of DGTL after shareholder approval of the Plan. The summary below is subject to the provisions of the Plan, a form of which is attached to this Proxy Statement as Exhibit A.

Summary of the Plan

     The Plan will be administered by the Board of DGTL or a committee appointed by the Board. All incentive options under the Plan will be granted at an exercise price of not less than 100% of the fair market value of the shares of Common Stock on the date of grant, except for an incentive stock option granted to an optionee who at the time of grant owns more than 10% of the total combined voting power of all classes of stock of DGTL, in which case the option price shall not be less than 110% of the fair market value of such stock. Non qualified stock options may be granted at an exercise price of less than 100% of the fair market value, but in no event less than 85% of the fair market value. The purchase price of any shares purchased upon exercise is payable in full in cash or, subject to applicable law, with Common Stock previously acquired by the optionee. The equivalent dollar value of shares used to effect a purchase shall be the fair market value of the Common Stock on the date of exercise.

     Options granted pursuant to the Plan shall be for a term of up to ten years, except for certain incentive stock options described below. Each option shall be exercisable in installments and upon such conditions as the Board shall determine. Options granted shall vest at least 20% per year over a period of five years. Optionees shall have the right to exercise all or a portion of the option at any time or from time to time with respect to the vested part of their stock options. If any option shall expire without being exercised in full, the shares will again become available for granting of stock options under the Plan.

     Incentive stock options may be granted to full-time salaried officers and management level employees of DGTL. No director who is not also a full-time salaried officer or management level employee may be granted an incentive stock option pursuant to the Plan. No incentive stock option with a term of more than five years may be granted to any person who at the time of grant owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of DGTL. Nonqualified stock options may be granted to directors, full-time salaried officers and management level employees of DGTL.

     The Plan also allows DGTL, subject to Board consent, to make deferred stock and restricted stock awards to its employees, directors, consultants or advisors.

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Tax Consequences to the Optionee

     The following describes, generally, the major federal income tax consequences relating to stock options issued under the Plan. If all of the requirements of the Plan are met, generally no taxable income will result to an optionee upon the grant of an incentive or nonqualified stock option.

     Incentive Stock Options. If the optionee is employed by DGTL continuously from the date of grant until at least three months before the option is exercised and otherwise satisfies the requirements of the Plan and applicable law, the optionee will not recognize taxable income upon exercise of the option. If the optionee is not employed by DGTL continuously from the date of grant until at least three months before the option is exercised for a reason other than death or disability, the optionee will recognize ordinary income at the time the option is exercised. DGTL will be allowed a deduction for federal income tax purposes only if, and to the extent that, the optionee recognizes ordinary income. Upon exercise of an incentive stock option, the excess of the fair market value of the shares received over the option price at the time of exercise is treated as an item of tax preference which may result in the imposition of the alternative minimum tax.

     On a subsequent sale of shares acquired by the exercise of an incentive stock option, gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale and the optionee’s tax basis of the shares sold. If a disposition (generally a sale, exchange, gift or similar lifetime transfer of legal title) of stock received pursuant to an incentive stock option does not take place until more than two years after the grant of such option and more than one year after the exercise of such option, any gain or loss realized on such disposition will be treated as long-term capital gain or loss. Under such circumstances, DGTL will not be entitled to a deduction for income tax purposes in connection with the exercise of the option. If a disposition of stock received pursuant to an exercise of an incentive stock option occurs within two years after the grant of such option or one year after the exercise of such option, the optionee must treat any gain realized as ordinary income to the extent of the lesser of (i) the fair market value of such stock as of the date of exercise less the option price, or (ii) the amount realized on disposition of the stock less the option price. Such ordinary income realized is deductible by DGTL for federal income tax purposes. Any additional amount realized on the disposition will be taxable as either long-term or short-term capital gain, depending on the holding period.

     Nonqualified Stock Option. In general, when an optionee exercises a nonqualified stock option, the optionee recognizes ordinary income in the amount of the excess of the fair market value of the shares received upon exercise over the aggregate amount paid for those shares, and DGTL may deduct as an expense the amount of income so recognized by the optionee. For capital gains purposes, the holding period of the shares begins upon the exercise of the option, and the optionee’s basis in the shares is equal to the fair market value of the shares on the date of exercise.

     If, upon exercise of a nonqualified option, the optionee pays all or part of the purchase price by delivering to DGTL shares of already-owned stock, there are no federal income tax consequences to the optionee or DGTL to the extent of the number of shares so delivered. As to any additional shares issued, the optionee recognizes ordinary income equal to the aggregate fair market value of the additional shares received, less any cash paid to DGTL, and DGTL is allowed to deduct as an expense the amount of such income. For purposes of calculating tax upon disposition of the shares acquired, the holding period and basis of the new shares, to the extent of the number of old shares delivered, is the same as for those old shares. The holding period for the additional shares begins on the date the option is exercised, and the basis in those additional shares is equal to the taxable income recognized by the optionee, plus the amount of any cash paid to DGTL.

     Upon a subsequent disposition of the shares received on exercise, the difference between the amount realized on such disposition and the fair market value of the shares on the date of exercise generally will be treated as a separate capital gain or loss.

     Excise Tax. In addition, the exercise of outstanding options that become exercisable upon certain major corporate events may result in all or a portion of the difference between the fair market value of the option shares and the exercise price of any shares issuable in respect to such options being characterized “parachute payments.” A 20% excise tax is imposed on the optionee on any amount so characterized and DGTL will be denied any tax deduction for such amount.

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     Withholding Taxes. DGTL is generally required to withhold applicable payroll taxes with respect to compensation income recognized by optionees. DGTL is also generally required to make certain information reports to the Internal Revenue Service with respect to any income of an optionee attributable to transactions involving the grant or exercise of options and/or the disposition of shares acquired on exercise of options.

Other Terms and Conditions

     Options under the Plan shall not be transferable by the optionee during the optionee’s lifetime. In the event of termination of employment or cessation as a director as a result of the optionee’s death or disability, to the extent exercisable on the date employment or directorship terminates, the option shall remain exercisable for up to six months (but not beyond the end of the original option term) by the disabled optionee or, in the event of death of the optionee, by the person or persons to whom rights under the option shall have passed by will or the laws of descent and distribution.

     If an optionee’s employment is terminated, the option shall expire within 30 days of the date of termination. If an optionee is changing his or her status from employee or employee-director to director, an incentive stock option granted to such optionee shall convert to a nonqualified stock option following the such optionee’s change in status. However, in no event may any option be exercised after the end of its original option term.

     In the event of certain changes in the outstanding Common Stock, such as stock dividends, stock splits, recapitalization, reclassification, reorganization, merger, stock consolidation or otherwise, appropriate and proportionate adjustments shall be made in the number, kind and exercise price of shares covered by any unexercised options or portions thereof.

     The Board reserves the right to suspend, amend or terminate the Plan, and, with the consent of the optionee, make such modifications of the terms and conditions of his/her option as it deems advisable, except that the Board may not, without further approval of a majority of the shareholders, increase the maximum number of shares covered by the Plan, change the employees or class of employees eligible to participate in the Plan, or extend the maximum option period under the Plan. No option granted pursuant to the Plan shall be exercisable until all necessary regulatory and shareholder approvals are obtained.

New Plan Benefits

     Total benefits or amounts that will be received by or allocated to each of DGTL’s executive officers and directors under the Plan cannot be determined at this time. However, each outside director shall receive an option to purchase 20,000 shares of DGTL Common Stock following approval of the Plan. See also “Director Compensation” above.

     If a quorum is present at the Meeting, adoption of the Plan requires the affirmative vote of a majority of the votes cast at the Meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum, but will not be counted as having been voted on the proposal.

     Management recommends that the shareholders vote “FOR” adoption of the Digital Learning Management Corporation 2004 Stock Option, Deferred Stock and Restricted Stock Plan.

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PROPOSAL NO. 3:
APPROVAL OF DGTL’S REINCORPORATION
FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE

     The Board of Directors believes that the reincorporation of DGTL from the State of Nevada to the State of Delaware (the “Reincorporation”) will benefit DGTL and its shareholders. The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by DGTL Nevada. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to DGTL Nevada’s corporate legal affairs. For these reasons, the Board of Directors believes that DGTL Nevada’s business and affairs can be conducted to better advantage if DGTL Nevada is able to operate under Delaware law. See “Certain Significant Differences between the Corporation Laws of Nevada and Delaware.”

Principal Features of the Reincorporation

     The Reincorporation will be effected by the merger of DGTL Nevada with and into DGTL Delaware, a wholly-owned subsidiary of DGTL Nevada is incorporated under the Delaware General Corporation Law for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which filings will occur after the requisite shareholder approval is obtained. A copy of the proposed Delaware Certificate of Incorporation and Bylaws are in the forms substantially attached hereto as Exhibit B and Exhibit C, respectively.

     On the effective date, (i) each outstanding share of DGTL Nevada common stock shall be converted into one share of DGTL Delaware common stock and (ii) each outstanding share of DGTL Nevada common stock held by DGTL Nevada shall be retired and canceled and shall resume the status of authorized and unissued the DGTL Delaware stock.

     Upon completion of the Reincorporation, the daily business operations of DGTL Delaware will continue as they are presently conducted by DGTL Nevada. The Board of Directors will consist of those persons elected at the Meeting as directors of DGTL Nevada. The individuals who will serve as executive officers of DGTL Delaware are those who currently serve as executive officers of DGTL Nevada.

     The Reincorporation will not effect a change in DGTL Nevada’s name. The name will remain “Digital Learning Management Corporation.”

Significant Differences Between the Corporation Laws of Nevada and Delaware

     DGTL Nevada is incorporated under the laws of the State of Nevada and DGTL Delaware is incorporated under the laws of the State of Delaware. On consummation of the merger, the shareholders of DGTL Nevada, whose rights currently are governed by Nevada law and the DGTL Nevada Articles and DGTL Nevada Bylaws, which were created pursuant to Nevada law, will become shareholders of a Delaware company, DGTL Delaware, and their rights as shareholders will then be governed by Delaware law and a Delaware Certificate and Delaware Bylaws which will be created under Delaware law.

     Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of DGTL Nevada, are summarized below. This summary is not intended to be complete, and shareholders should refer to the General Corporation Law of the State of Delaware (“Delaware law”) and the Nevada Business Corporation Act (“Nevada law”) to understand how these laws apply to DGTL Nevada and DGTL Delaware.

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     Classified Board of Directors. Both Delaware law and Nevada law permit a corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the shareholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Because neither DGTL Nevada or DGTL Delaware utilize a classified board, there will be no difference with respect to this issue.

     Removal of Directors. With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause. Under the Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

     Special Meetings of Shareholders. Delaware law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special shareholder meeting. Nevada law does not address the manner in which special meetings of shareholders may be called.

     Cumulative Voting. Cumulative voting for directors entitles shareholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Shareholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors where such shareholders would not otherwise be able to elect any directors. Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation. DGTL Nevada opted out of cumulative voting by failing to include a provision granting cumulative voting rights in the DGTL Nevada Articles. DGTL Delaware will not adopt cumulative voting in that the Delaware Certificate will not provide for cumulative voting in the election of directors. Because neither DGTL Nevada or DGTL Delaware utilize cumulative voting, there will be no difference in shareholders’ rights with respect to this issue.

     Vacancies. Under Delaware law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. DGTL Nevada Bylaws and the Delaware Bylaws will address the issue of director vacancies in the same manner. Therefore, the change from Nevada law to Delaware law will not alter shareholders’ rights with respect to filling vacancies.

     Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law do differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers. There will be no difference in shareholders’ rights with respect to this issue because the DGTL Nevada and DGTO Delaware will address the issue in the same manner by providing for the mandatory advancement of expenses of directors and officers. In addition, the board of directors of DGTL Delaware will be required to indemnify directors and officers. The board of directors of DGTL Delaware will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under the Delaware law.

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     Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Delaware Certificate will limit the liability of directors to DGTL Delaware to the fullest extent permitted by law.  While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects.  First, the Nevada provisions apply to both directors and officers. Second, while the Delaware provision excepts from limitation on liability of breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty. The DGTL Nevada Articles limits the personal liability to DGTL Nevada of both directors and officers. The Delaware Certificate will adopt a narrower limitation on liability, and officers will therefore remain potentially liable to DGTL Delaware. DGTL Delaware, however, may determine to indemnify such persons in its discretion subject to the conditions of the Delaware law and the Delaware Certificate.

     Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under the Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

     Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws. In general, both Delaware law and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s certificate/articles of incorporation. Both Delaware law and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors. Both Nevada law and Delaware law permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

     Actions by Written Consent of Shareholders. Nevada law and Delaware law each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing.

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     Shareholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances.

Effect of the Reincorporation

     The Reincorporation will not have any effect on the transferability of outstanding stock certificates. The Reincorporation will be reflected by DGTL’s transfer agent in book-entry. For those shareholders that hold physical certificates, please do not destroy or send to DGTL your stock certificates, as those stock certificates should be carefully preserved by you.

     If a quorum is present at the Meeting, approval of the Reincorporation requires the affirmative vote of a majority of the votes cast at the Meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum, but will not be counted as having been voted on the proposal.

     Management recommends that the shareholders vote “FOR” approval of the Reincorporation from the State of Nevada to the State of Delaware.

Dissenters’ Rights of Appraisal

     Under Nevada law, a shareholder is entitled to dissent from, and obtain cash payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the shareholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting shareholders are entitled to dissent and obtain payment for their shares.

     You do have the right to dissent from the Reincorporation and obtain cash payment for the “fair value” of your shares, as determined in accordance with the NRS. Below is a description of the steps you must take if you wish to exercise dissenters’ rights with respect to the Reincorporation under NRS Sections 92A.300 to 92A.500, the Nevada dissenters’ rights statute. The text of the statute is set forth in Exhibit D. This description is not intended to be complete. If you are considering exercising your dissenters’ rights with respect to the Reincorporation, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters’ rights. Failure to take any one of the required steps may result in termination of your dissenters’ rights under Nevada law. If you are considering dissenting, you should consult with your own legal advisor.

     To exercise your right to dissent, you must:

  before the effective date of the Reincorporation, deliver written notice to Digital Learning Management Corporation, 19950 Mariner Avenue, Torrance, California 90503, Attn: Secretary, stating that you intend to demand payment for your shares if the Reincorporation is completed; and
  not vote your shares in favor of the Reincorporation, either by proxy or in person.

     Failure to vote against the Reincorporation will note constitute a waiver of dissenters’ rights. A vote against is not deemed to satisfy the written notice requirement.

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     If you satisfy those conditions, DGTL will send you a written dissenter’s notice within 10 days after the Reincorporation is effective. This dissenter’s notice will:

  specify where you should send your payment demand and where and when you must deposit yourstock certificates, if any;
  inform holders of uncertificated shares to what extent the transfer of their shares will be restricted aftertheir payment demand is received;
  supply a form of payment demand that includes the date the Reincorporation was first publiclyannounced and the date by which you must have acquired beneficial ownership of your shares in orderto dissent;
  set a date by when we must receive the payment demand, which may not be less than 30 or more than60 days after the date the dissenters’ notice is delivered; and
  provide you a copy of Nevada’s dissenters’ rights statute.

     After you have received a dissenter’s notice, if you still wish to exercise your dissenters’ rights, you must:

  demand payment either through the delivery of the payment demand form to be provided or othercomparable means;
  certify whether you have acquired beneficial ownership of the shares before the date set forth in thedissenter’s notice; and
  deposit your certificates, if any, in accordance with the terms of the dissenter’s notice.

     FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER’S NOTICE WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA’S DISSENTERS’ RIGHTS STATUTE. YOUR RIGHTS AS A SHAREHOLDER WILL CONTINUE UNTIL THOSE RIGHTS ARE CANCELED OR MODIFIED BY THE COMPLETION OF THE REINCORPORATION.

     Within 30 days after receiving your properly executed payment demand, DGTL will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the Reincorporation until the date of payment). The payment will be accompanied by:

  DGTL’s balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;
  an explanation of how we estimated the fair value of the shares and how the interest was calculated;
  information regarding your right to challenge the estimated fair value; and
  a copy of Nevada’s dissenters’ rights statute.

     DGTL may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter’s notice. If we withhold payment, after the consummation of the Reincorporation, DGTL will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters’ rights to demand payment under NRS Section 92A.480.

     If you believe that the amount DGTL pays in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and DGTL’s. You must make such demand within 30 days after DGTL has made or offered payment; otherwise, your right to challenge calculation of fair value terminates.

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     If there is still disagreement about the fair market value within 60 days after DGTL receives your demand, DGTL will petition the District Court of Clark County, Nevada to determine the fair value of the shares and the accrued interest. If DGTL does not commence such legal action within the 60-day period, DGTL will have to pay the amount demanded for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

  the amount of the fair value of the shares, plus interest, in excess of the amount DGTL paid; or
  the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

     DGTL will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs will be equitably distributed. Attorney fees will be divided as the court considers equitable.

     FAILURE TO FOLLOW THE STEPS REQUIRED BY NRS SECTIONS 92A.400 THROUGH 92A.480 FOR PERFECTING DISSENTERS’ RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS. IF DISSENTERS’ RIGHTS ARE NOT PERFECTED, YOU WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT. IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF NEVADA’S DISSENTERS’ RIGHTS STATUTE, IF YOU ARE CONSIDERING OBJECTING TO THE REINCORPORATION YOU SHOULD CONSULT YOUR OWN LEGAL ADVISOR.

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PROPOSAL NO. 4:
RATIFICATION OF APPOINTMENT OF AJ. ROBBINS, PC AS
DGTL’S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     DGTL has selected AJ. Robbins, PC to serve as DGTL’s independent certified public accountants for the year 2004. DGTL’s board has determined the firm of AJ. Robbins, PC to be fully independent of the operations of DGTL. A representative of AJ. Robbins, PC is expected to be present at the Meeting and such representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

     Prior to March 30, 2004, Beckstead & Watts, LLP served as DGTL’s independent certified public accountant. Beckstead & Watts, LLP audited DGTL’s financial statements for the fiscal years ended December 31, 2003, 2002 and 2001. A representative of Beckstead & Watts, LLP will not be present at the Meeting.

     Beckstead and Watts, LLP’s report on DGTL’s financial statements for the fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified as audit scope or accounting principles. The reports for the fiscal years ended December 31, 2002 and 2001 were qualified reports in that adverse financial conditions identified by the accountants raised substantial doubt about DGTL’s ability to continue as a going-concern. During the recent fiscal year ended December 31, 2003, there were no disagreements between DGTL and Beckstead & Watts, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Beckstead & Watts, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. The decision to replace Beckstead & Watts, LLP was not the result of any disagreement on any matter of accounting principle or practice, financial statement disclosure or audit procedure.

     Aggregate fees billed by Beckstead & Watts, LLP to DGTL for the years ended 2003 and 2002 are as follows:

	2003	2002

Audit fees	$5,000	$1,500
Audit related fees	$—	$—
Tax fees	$—	$—
All other fees	$—	$—

     The Board of DGTL has considered the provision of non-audit services provided by Beckstead & Watts, LLP to be compatible with maintaining the independence of Beckstead & Watts, LLP. The Board will continue to approve all audit and permissible non-audit services provided by DGTL’s independent auditors. These services may include audit services and related services, tax services, and other services.

     In the event shareholders do not ratify the appointment of AJ. Robbins, PC as DGTL’s independent certified public accountants for the forthcoming fiscal year, such appointment will be reconsidered by DGTL’s Board.

     If a quorum is present at the Meeting, ratification of the appointment of AJ. Robbins, PC as DGTL’s independent certified public accountants for fiscal year 2004 requires the affirmative vote of a majority of the votes cast at the Meeting.

     Management recommends that the shareholders vote “FOR” ratification of the appointment of AJ. Robbins, PC as DGTL’s independent certified public accountant for fiscal 2004.

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SHAREHOLDINGS OF CERTAIN
BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

     Management of DGTL knows of no person who owns, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of Common Stock, except as set forth in the table below. The following table sets forth, as of July 15, 2004, the number and percentage of shares of Common Stock beneficially owned, directly or indirectly, by each of DGTL’s directors, Named Executive Officer (as defined below) and principal shareholders and by the directors and executive officers of DGTL as a group. The shares “beneficially owned” are determined under applicable Securities and Exchange Commission rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the director, principal shareholder or executive officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of July 15, 2004. Each person in the table, except as noted has sole voting and investment powers over the shares beneficially owned.

     Unless indicated otherwise, the address for each person named is c/o Digital Learning Management Corporation, 19950 Mariner Avenue, Torrance, California 90503.

Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(8)

Current Directors and Executive Officers:
Aurangzeb Bhatti, President and Director	6,929,180(1)	34.9%
Umesh Patel, Vice President, Chief Financial Officer and Director	6,929,180(2)	34.9%
Al Jinnah, General Counsel, Secretary and Director	1,046,040	5.3%
Robert Pearson, Director	6,699,834(3),(4)	25.3%
Gregory Frazer, Director	—	*
Khalid Sheikh, Director	—	*
Richard Rappaport, Director	800,000(5)	3.9%
All Current Directors and Executive Officers as a Group (7 in all)	22,404,234(6)	82.3%

Former President:
Eric Borgeson	—(7)	*

5% Shareholders:

RENN Capital Group, Inc. 8080 N. Central Expressway, Suite 210, LB-59 Dallas, Texas 75206	6,699,834(4)	25.3%
Feisal H. Khan	2,615,100	13.2%

* Less than 1%

(1)  Includes options to purchase 42,750 shares of Common Stock, all of which are held by the Bhatti Family Trust.

(2)  Includes options to purchase 42,750 shares of Common Stock, all of which are held by the Patel Family Trust.

(3)  Mr. Pearson is an executive officer of RENN Capital Group, Inc. He disclaims beneficial ownership of shares held by RENN Capital Group, Inc.

(4)  Based on Schedule 13D filed April 13, 2004. RENN Capital Group, Inc. (“RENN”) is a registered investment advisor under the Investment Advisor Act of 1940, and is the investment advisor for BFS US Special Opportunities Trust PLC (“BFS”) and Renaissance Capital Growth & Income Fund II, Inc. (“Fund II”) and is the investment manager for Renaissance US Growth Investment Trust PLC (“Trust PLC”). The shares of Common Stock deemed to be beneficially owned by RENN Capital Group, Inc. are comprised of shares issuable upon the conversion of $1,000,000 7.00% Convertible Debentures held by each of BFS, Fund II and Trust PLC. RENN is considered a beneficial owner of the shares by reason of its voting and dispository power, but disclaims beneficial ownership of said shares.

(5)  Includes warrants to purchase 670,000 shares of Common Stock held by Westpark Capital, Inc., an investment advisor of DLMC, of which Mr. Rappaport indirectly holds a 100% interest. Mr. Rappaport is an officer and director of Westpark Capital, Inc. and the sole shareholder of Westpark Holdings, LLC, the sole shareholder of Westpark Capital, Inc.

(6)  Includes options to purchase 85,550 shares of Common Stock. Also includes 6,699,834 shares held by RENN Capital Group, Inc., which have been disclaimed by Mr. Pearson, and warrants to purchase 670,000 shares held by Westpark Capital, Inc. See also footnotes (3), (4) and (5) above.

(7)  All of Mr. Borgeson’s shares were cancelled in the change-of-control transaction referenced below.

(8)  Percentages based on 19,804,024 shares outstanding on July 15, 2004.

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Section 16(a) Beneficial Ownership Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the DGTL’s directors and certain executive officers and persons who own more than ten percent (10%) of a registered class of DGTL’s equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Reporting Persons are required by Securities and Exchange Commission regulation to furnish DGTL with copies of all Section 16(a) forms they file.

     To the knowledge of DGTL, based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons, all of the insiders of DGTL complied with all filing requirements during 2003.

Change-in-Control Transaction

      On January 16, 2004, DGTL (formerly known as FreePCSQuote.Com., Inc.), FPQT Acquisition Corporation, a Nevada corporation (“Merger Sub”) and Digital Learning Institute, Inc., a privately-held Delaware corporation (“DLI”), entered into an Agreement and Plan of Merger (the “Agreement”) pursuant to which DGTL, through its wholly-owned subsidiary, Merger Sub, acquired DLI in exchange for shares of DGTL’s Common Stock (the “Merger”); 2,215,803 shares were issued to the holders of DLI stock and 38,129 shares were issued into escrow to cover indemnification obligations, if any, of DLI. DGTL issued an additional 38,129 shares into escrow to cover its own indemnification obligations. Immediately after the Merger was consummated and further to the Agreement, Eric Borgeson, the controlling shareholder of DGTL, cancelled 2,500,00 shares of DGTL’s ‘s Common Stock held by him (the “Cancellation”). In addition, DGTL issued an aggregate of 66,088 shares of its Common Stock to certain individuals identified by DLI’s investment banker. The transaction contemplated by the Agreement was intended to be a “tax-free” reorganization pursuant to the provisions of Section 351 and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended. The shareholders of DLI (four shareholders), as of the closing date of the Merger and after giving effect to the Cancellation, owned approximately 86.8% of DGTL’s Common Stock outstanding as of January 16, 2004 (excluding any additional shares issuable upon outstanding options, warrants and other securities convertible into common stock or shares issued pursuant to the aforementioned escrows). Under Nevada law, DGTL did not need the approval of its shareholders to consummate the Merger, as the constituent corporations in the Merger were Merger Sub and DLI, which are business entities incorporated under the laws of Nevada and Delaware, respectively. DGTL was not a constituent corporation in the Merger. For accounting purposes, this transaction was being accounted for as a reverse merger, since the shareholders of DLI now own a majority of the issued and outstanding shares of common stock of DGTL, and the directors and executive officers of DLI became the directors and executive officers of DGTL. No agreements exist among present or former controlling shareholders of DGTL or present or former members of DLI with respect to the election of the members of our board of directors, and to DGTL’s knowledge, no other agreements exist which might result in a change of control of the DGTL.

      In connection with the Merger, the shareholders approved a name change from FreePCSQuote.Com, Inc. to Digital Learning Management Corporation and a 7.8680269:1 forward stock split, both of which were effectuated on March 19, 2004.

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Information Regarding DGTL’S Executive Officers

     The following table sets forth information, as of July 15, 2004, concerning executive officers of DGTL.

Name	Age	Position and Principal Occupation For the Past Five Years

Aurangzeb Bhatti, President	49
Mr. Bhatti has over 25 years experience in information technology and the education field. In 1995, Mr. Bhatti founded WebVision, Inc. and served as its Chief Executive Officer and Chief Technology Officer until 2001. In 2001, after leaving WebVision, Inc., Mr. Bhatti co-founded another company by the name of School of I.T. with Mr. Patel. This company is the forerunner of Digital Learning Management Corporation.

Umesh Patel, Vice President, Chief Financial Officer	47
Mr. Patel has over 14 years experience in business development and sales. From 1990 to 2001, Mr. Patel served as the President of Tech Med Billing Services, where he was responsible for managing and projecting financials for the company. In 2001, Mr. Patel co-founded School of I.T. with Mr. Bhatti. Mr. Patel served as its Vice President and was responsible for marketing.

Al Jinnah, General Counsel and Secretary	64
Mr. Jinnah has been a practicing attorney for over 35 years. He has wide experience in business law and civil litigation, having served as in-house counsel in various industries. He has operated his own private practice for the past 5 years.

Summary Compensation Table

     The following table sets forth information concerning the compensation during each of the last three fiscal years by former principal executive officer (the “Named Executive Officer”). No DGTL executive officer received compensation in excess of $100,000 for the most recent fiscal year.

Long Term Compensation

Annual Compensation						Awards		Payouts

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation(1) ($)	Restricted Stock Award(s) ($)	Options/ SARs(2)	LTIP Payouts ($)	All Other Compensation(3) ($)

Eric Borgeson	2003	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—
	2001	—	—	—	—	—	—	—

Option/SAR Grants Table Option/SAR Grants in Last Fiscal Year Individual Grants

No stock options were granted to the Named Executive Officer during the last fiscal year.

Option/SAR Exercises and Year End Value Table
Aggregated Option/SAR Exercises in Last Fiscal Year and Year End Option/SAR Value

No stock options were granted to or held by the Named Executive Officer during the last fiscal year.

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Employment Contracts

     DGTL has assumed employment contracts entered into by Digital Learning, Inc. with Messrs. Bhatti and Patel. Each contract is for a two-year term scheduled to expire in December 2005 and each provides for an annual salary of $250,000.

Policies on Executive Compensation

     The Board is responsible for reviewing policies and human resource issues, granting stock options and approving other personnel matters which are in excess of management’s authority. The Board establishes the compensation plans and specific compensation levels of DGTL’s Principal Officer and other executive officers. The Board reviews its approach to executive compensation annually. As part of the due diligence, the Board conducts periodic outside reviews of peers.

     The Board believes that executive officer compensation should be closely aligned with the performance of DGTL on a short-term and long-term basis, and that such compensation should be structured to assist DGTL in attracting and retaining key executives critical to its long-term success. To that end, the Board’s policy for compensation packages of executive officers consists of three components: (i) an annual base salary; (ii) an annual incentive bonus based on DGTL’s performance, and, in certain cases, individual performance as well; and (iii) stock option awards and salary continuation plans designed to link shareholder interests with those of executive management by providing long-term incentives to executive officers. The performance based aspects, items (ii) and (iii) above, are considered major elements of the overall compensation program.

Executive Officer Compensation

     Base Salary: The Board establishes a fixed base salary program for executive officers, which is reviewed annually. In establishing base salaries, the Board considers salaries of comparably sized peer companies. Executive officers may have their salaries adjusted from time to time as the size, complexity, and earnings of peer companies change, in order to ensure that total compensation remains competitive.

     Annual Incentives: The Board believes that incentives for officers are a key component for ensuring continued growth in shareholder value through increased earnings. Accordingly, executive officers earn bonuses based upon formulas approved by the Board.

     Long-term Incentives: Long-term incentives are provided through the grant of stock options to certain employees of DGTL including executive officers. Stock options are granted at the market value prevailing on the date of grant and are intended to retain and motivate key management to improve DGTL’s long-term shareholder value, as the options only have value if the market price of the underlying stock appreciates after the date granted.

Principal Executive Officer Compensation

     Base Salary: Mr. Bhatti is subject to the same annual salary review program as other executive officers of DGTL. As such, the Board targeted Mr. Bhatti’s base salary at the competitive median for comparable sized peer companies. Mr. Bhatti’s current base salary is believed reasonable by the Board based upon reference to competitive pay practices and the previously described compensation approach to executive officers. The Board believes that the performance based compensation program, as it related to the Principal Executive Officer, offers substantial additional compensation incentive to reward Mr. Bhatti for successful results.

     Performance Based Compensation: Mr. Bhatti is eligible to participate in the same short-term and long-term Option, Deferred Stock and Restricted Stock Plans as the other executive officers of DGTL. In addition, some terms of the bonus plan for the Principal Executive Officer are different than the other executive officers.

     Mr. Bhatti was retained in January 2004 following DGTL’s merger with Digital Learning Institute, Inc. Mr. Bhatti’s compensation in fiscal 2004 will be based on the criteria set forth above. Mr. Bhatti shall abstain on all board votes regarding his bonus or compensation.

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     There are no Compensation Committee interlocks between DGTL and other entities involving DGTL’s executive officers or board members.

Code of Ethics

     DGTL has adopted a Code of Ethics that is applicable to DGTL’s principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. A copy of the Code of Ethics was filed with the SEC as an exhibit to DGTL’s Annual Report on Form 10-KSB/A, which is available free of charge on the Internet at www.sec.gov. Amendments to and waivers from the Code of Ethics will also be disclosed in filings with the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     DGTL has entered into indemnification agreements with certain of its directors and executive officers pursuant to which DGTL has agreed to indemnify any officer or director against all costs associated with the defense of any action brought against him or her in his/her capacity as an officer or director of DGTL.

     Each of Messrs. Bhatti, Patel and Jinnah were shareholders of Digital Learning, Inc. prior to the transaction referenced in “Change-in-Control Transaction.” The three individuals acquired approximately 74.0% of DGTL’s outstanding common stock as of January 20, 2004.

EQUITY COMPENSATION PLAN INFORMATION

      DGTL does not currently maintain an equity compensation plan.

SHAREHOLDER PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for DGTL’s 2005 Annual Meeting of Shareholders is April 29, 2005. As to shareholder proposals, which are not contained in the proxy statement, SEC rules specify that certain requirements in the bylaws of DGTL be satisfied. The bylaws require that any shareholder wishing to make a nomination for director give advance notice of the nomination which shall be sent or delivered to the President of DGTL the later of, 21 days prior to any meeting of shareholders called for the election of directors, or ten days after the date the notice of such meeting is sent to shareholders.

OTHER MATTERS

     Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy as proxyholders to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.

DIGITAL LEARNING MANAGEMENT
CORPORATION

/s/ AL JINNAH

Dated: August __, 2004	Al Jinnah, Secretary

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     The Annual Report to Shareholders for the fiscal year ended December 31, 2003 is being mailed concurrently with this Proxy Statement to all shareholders of record as of July 29, 2004.

     IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

     IN ORDER TO PROVIDE ADEQUATE MEETING ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

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EXHIBIT A

DIGITAL LEARNING MANAGEMENT CORPORATION

2004 STOCK OPTION, DEFERRED STOCK
AND
RESTRICTED STOCK PLAN

Section 1.   General Purpose of Plan; Definitions.

(a)   This plan is intended to implement and govern the 2004 Stock Option, Deferred Stock and Restricted Stock Plan (the “Plan”) of Digital Learning Management Corporation, a Delaware (the “Company”). The Plan was adopted by the Board of Directors and Stockholders of the Company as of August 26, 2004. The purpose of the Plan is to enable the Company to obtain and retain competent personnel who will contribute to the Company’s success by their ability, ingenuity and industry, and to provide incentives to such personnel and members that are linked directly to increases in stockholder value, and will therefore, inure to the benefit of all stockholders of the Company.

(b)   For purposes of the Plan, the following terms shall be defined as set forth below:

(1)   “Administrator” means the Board, or if the Board does not administer the Plan, the Committee, in accordance with Section 2.

(2)   “Award” means any award of Deferred Stock, Restricted Stock or Stock Option.

(3)   “Board” means the Board of Directors of the Company.

(4)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(5)   “Commission” means the Securities and Exchange Commission.

(6)   “Committee” means the Compensation Committee of the Board, or any other Committee the Board may appoint to administer the Plan. If at any time the Board shall administer the Plan, then the functions of the Committee specified in the Plan shall be exercised by the Board.

(7)   “Company” means Digital Learning Management Corporation, a corporation organized under the laws of Delaware (or any successor corporation) and any parent corporation within the meaning of Section 425(e) of the Code, any subsidiary corporation with the meaning of Section 425(f) of the Code or any majority-owned subsidiary of a parent corporation.

(8)   “Deferred Stock” means an award made pursuant to Section 6 below of the right to receive Stock at the end of a specified deferral period.

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(9)   “Disability” means, except as otherwise provided by the Administrator and except in connection with exercise of an Incentive Stock Option whereby disability shall have the meaning set forth in Section 22(e)(3) of the Code, permanent and total disability as determined under the Company’s disability program or policy, or if such disability program or policy does not exist, then any disability that renders Participant unable to serve the Company in the capacity for which such Participant served immediately prior to such disability.

(10)   “Effective Date” shall mean the date provided pursuant to Section 15.

(11)   “Eligible Person” means an employee, director, consultant or advisor of the Company eligible to participate in the Plan pursuant to Section 4.

(12)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(13)   “Fair Market Value” means, as of any given date, with respect to any Awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sales price of the Stock on such date, or (B) the average of the closing sales price of the Stock on each day on which the Stock was traded over a period of up to twenty (20) trading days immediately prior to such date, or (C) if the Stock is not publicly traded, the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

(14)   “Incentive Stock Option” means any Stock option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(15)   “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

(16)   “Participant” means any Eligible Person selected by the Administrator pursuant to the Administrator’s authority in Section 2 below to receive Awards.

(17)   “Restricted Period” means the period set by the Administrator as it pertains to Deferred Stock or Restricted Stock awards pursuant to Section 6.

(18)   “Restricted Stock” means an award of shares of Stock granted pursuant to Section 6 subject to restrictions that will lapse with the passage of time or upon the attainment of performance objectives.

(19)   “Securities Act” means the Securities Act of 1933, as amended.

(20)   “Stock” means the Common Stock, $.001 par value, of the Company.

(21)   “Stock Option” means an option to purchase shares of Stock granted pursuant to Section 5.

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Section 2.   Administration.

(a)   The Plan shall be administered by the Board or by a Committee appointed by the Board, which shall serve at the pleasure of the Board; provided, however, that if the Stock is registered under Section 12 of the Securities Act and if the Committee does not consist solely of “Non-Employee Directors,” as defined in Rule 16b-3 as promulgated by the Commission under the Exchange Act, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission, then the Plan shall be administered, and each grant shall be approved, by the Board.

(b)   The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan: (i) Stock Options, (ii) Deferred Stock, (iii) Restricted Stock, or (iv) any combination of the foregoing.

In particular, the Administrator shall have the authority:

(1)   to select those employees of the Company who are Eligible Persons;

(2)   to determine whether and to what extent Stock Options, Deferred Stock, Restricted Stock or a combination of the foregoing, are to be granted to Eligible Persons of the Company;

(3)   to determine the number of shares of Stock to be covered by each such Award;

(4)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any such Award including, but not limited to, (i) the restricted period applicable to Deferred Stock or Restricted Stock awards, (ii) the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock shall lapse during such period, and (iii) when and in what increments shares covered by Stock Options may be purchased, subject to applicable rules and regulations and restrictions set forth herein; and

(5)   to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Deferred Stock, Restricted Stock or any combination of the foregoing.

(c)   The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

(d)   All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

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Section 3.   Stock Subject to Plan.

(a)   The total number of shares of Stock reserved and available for issuance under the Plan shall be 2,000,000 shares. Such shares shall consist of authorized but unissued shares.

(b)   To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised or (ii) any shares of Stock subject to any Deferred Stock or Restricted Stock award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future Awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future Awards under the Plan. If the exercise price of any Stock Option award, or the withholding obligation arising from a Stock Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery of by attestation), only the number of shares of Stock issued, not of the shares of Stock tendered, shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(c)   In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split or other change in corporate structure affecting the Stock, an appropriate substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the kind, number and option price of shares subject to outstanding Awards granted under the Plan as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion;  provided, however, that with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

Section 4.   Eligibility.

Officers, employees and directors of, and consultants and advisors providing services to, the Company shall be eligible to be granted Non-Qualified Stock Options, Deferred Stock or Restricted Stock awards hereunder. Officers and other key employees of the Company shall also be eligible to be granted Incentive Stock Options hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Persons recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each Award.

Section 5.   Stock Options for Eligible Persons.

(a)   Stock Options may be granted to Eligible Persons alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder. The prospective recipient of a Stock Option shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing  the Award (a “Stock Option Agreement” and has delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the Award date.

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The Stock Options granted under the Plan to Eligible Persons may be of two types: (x) Incentive Stock Options and (y) Non-Qualified Stock Options.

(b)   The Administrator shall have the authority under this Section 5 to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options; provided, however, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

(c)   Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall, in its sole discretion, deem desirable:

(i)   Option Price.   The option price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Administrator, in its sole discretion, at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock, if any. The option price per share of Stock purchasable under a Non-Qualified Stock Option may be less than 100% of such Fair Market Value, but in no event less than 85% of such Fair Market Value. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and a Stock Option is granted to such employee, the option price of  Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Stock Option is granted.

(ii)   Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the date of grant.

(iii)   Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one (1) year following the date of grant of the option. With respect to Stock Options issued to non-officer employees of the Company, such Stock Options shall vest at least 20% per year over the five (5)-year period commencing from the date of grant. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine in its sole discretion.

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(iv)   Method of Exercise. Subject to Subsection 5(c)(iii), Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its cash equivalent, as determined by the Administrator. The Administrator may, in its sole discretion, accept payment in whole or in part on behalf of the Company (i) in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder (based, in each case, on the Fair Market Value of the Stock), (ii) by cancellation of any indebtedness owed by the Company to the optionee, (iii) by a full recourse promissory note executed by the optionee, (iv) by requesting that the Company withhold whole shares of Common Stock then issuable upon exercise of the Stock Option (based on the Fair Market Value of the Stock), (v) by arrangement with a broker which is acceptable to the Administrator where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the shares underlying the option to the Company, or (vi) by any combination of the foregoing; provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 10.

(d)   The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this paragraph and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder’s termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed seven (7) years. Unless the Administrator determines otherwise, when a loan is made, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

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(e)   No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution. Incentive Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(f)   If an optionee’s employment with the Company terminates by reason of death or Disability, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the optionee, by the legal representative of the estate of the optionee, or by the legatee of the optionee under the will of the optionee, for a period of at least six (6) months from the date of such death or Disability. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option ..

(g)   Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if an optionee’s employment with the Company terminates for any reason other than death or Disability (except for termination for cause as defined by applicable law), the optionee must exercise his or her Stock Options, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), within thirty (30) days from the date of such termination. If the optionee does not exercise his or her Stock Options within this thirty (30) day period, the Stock Options automatically terminate, and such Stock Options become null and void.

(h)   If the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted to an optionee under this Plan and all other plans of the Company become exercisable for the first time by the optionee during any calendar year exceeds $100,000, then such Stock Options shall be treated as Non-Qualified Stock Options to the extent such exceeds $100,000.

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Section 6.   Deferred Stock and Restricted Stock.

(a)   Deferred Stock and Restricted Stock awards may be issued to Eligible Persons either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Persons, and the time or times at which grants of Deferred Stock or Restricted Stock awards shall be made; the number of shares to be awarded; the price to be paid by the recipient of Deferred Stock or Restricted Stock awards; the Restricted Period (as defined in paragraph 6(c) hereof) applicable to Deferred Stock or Restricted Stock awards; the performance objectives applicable to Deferred Stock or Restricted Stock awards; the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock awards shall lapse during such Restricted Period; and all other conditions of the Deferred Stock or Restricted Stock awards. The purchase price of any Deferred Stock or Restricted Stock award must be at least 85% of the Fair Market Value of the Stock at the time the Participant is granted the right to purchase shares under the Plan, or at the time the purchase is consummated. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of Stock of the Company, then the purchase price of the Deferred Stock or Restricted Stock award must be 100% of the Fair Market Value of the Stock either at the time the Participant is granted the right to purchase shares under the Plan, or at the time the purchase is consummated. The Administrator may also condition the grant of Deferred Stock or Restricted Stock awards upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Deferred Stock or Restricted Stock awards need not be the same with respect to each recipient.

(b)   The prospective recipient of a Deferred Stock or Restricted Stock award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a “Deferred Stock Award Agreement” or “Restricted Stock Award Agreement” as appropriate) and has delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the Award date.

Except as provided below in this paragraph (b) of Section 6, (i) each Participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Digital Learning Management Corporation 2004 Stock Option, Deferred Stock and Restricted Stock Plan and a Restricted Stock Award Agreement entered into between the registered owner and Digital Learning Management Corporation. Copies of such Plan and Agreement are on file in the offices of Digital Learning Management Corporation.”

The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

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(c)   The Deferred Stock or Restricted Stock awards granted pursuant to this Section 6 shall be subject to the following restrictions and conditions:

(i)   Subject to the provisions of the Plan and the Deferred Stock or Restricted Stock Award Agreements, during such period as may be set by the Administrator commencing on the grant date (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Deferred Stock or Restricted Stock awarded under the Plan other than by will or the laws of descent and distribution. Within these limits, the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination, death or Disability or the occurrence of a “Change of Control” as defined in Section 9 below; provided, however, that the restriction on transferability referenced as above may not be waived.

(ii)   Except as provided in paragraph (c)(i) of this Section 6, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a stockholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Deferred Stock or Restricted Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

(iii)   Subject to the provisions of the Deferred Stock or Restricted Stock Award Agreement and this Section 6, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Deferred Stock or Restricted Stock, plus simple interest on such amount at the rate of 6% per year.

Section 7.   Amendment and Termination.

(a)   The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of the Participant under any Award theretofore granted without such Participant’s consent, or that without the approval of the stockholders (as described below) would:

(i)   except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

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(ii)   change the employees or class of employees eligible to participate in the Plan;

(iii)   extend the maximum option period under Section 5 of the Plan.

(b)   Notwithstanding the foregoing, stockholder approval under this Section 7 shall only be required at such time and under such circumstances as stockholder approval would be required under applicable federal and state laws, regulations and exchange or listing requirements.

(c)   The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

Section 8.   Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

Section 9.   Change of Control.

The following acceleration and valuation provisions shall apply in the event of a “Change of Control,” as defined in paragraph (b) of this Section 9:

(a)   In the event of a “Change of Control,” (but prior to such Change of Control, as applicable) the Board may, without limitation and in its sole and absolute discretion, do any, or any combination, of the following:

(i)   declare that the restrictions applicable to any Restricted Stock or Deferred Stock awards under the Plan shall lapse in full or in part, and that such shares and Awards shall be deemed fully or partially vested;

(ii)   declare that some or all indebtedness incurred pursuant to paragraph (e) of Section 5 above shall be forgiven and the collateral pledged in connection with any such loan shall be released in full or in part;

(iii)   declare that the value of all or some of the outstanding Awards shall, to the extent determined by the Administrator at or after grant, be cashed out by a payment of cash or other property, as the Administrator may determine, on the basis of the “Change of Control Price” (as defined in paragraph (c) of this Section 9) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control; or

(iv)   permit the successor corporation (in the event of a Change of Control pursuant to subparagraph (b)(ii) of this Section 9), pursuant to a written agreement signed by the parties, to substitute equivalent Awards or provide substantially similar consideration to Participants as was or will be provided to stockholders after making any appropriate adjustment as such parties deem necessary or appropriate for restrictions attaching to such Awards, including, but not limited to, vesting and exercise price.

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A Participant’s individual Award may, but is not required to, provide what occurs upon a Change of Control. To the extent a Participant’s individual Award determines what occurs upon a Change of Control, the terms of such Award shall be dispositive in the event of a Change of Control.

(b)   For purposes of paragraph (a) of this Section 9, a “Change of Control” shall be deemed to have occurred if:

(i)   any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Stock of the Company) is or becomes after the Effective Date the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person or any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or T>

(ii)   the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving enti¬ty), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no p erson acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(iii)   the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

(c)   For purposes of this Section 9, “Change of Control Price” means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty (60) day period as determined by the Administrator, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

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Section 10.   General Provisions.

(a)   The Administrator may require each person granted Awards to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange or national market system upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)   Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c)   Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(d)   No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(e)   This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee or other person, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company, to interfere with the right of the Company to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Awards authorized hereunder prior to the grant of such Awards to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applic able provisions of the Company’s Certificate of Incorporation, as the same may be amended from time to time.

(f)   The Company shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding Stock Option or Award under the Plan, unless such individual is a key employee whose duties with the Company (or any parent or subsidiary of the Company) assures such individual access to equivalent information.

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Section 11.   Specific Performance.

The Stock Options granted under this Plan and the Shares issued pursuant to the exercise of such Stock Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its stockholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Stock Option, such right or obligation shall be enforceable in a court of equity by a decree of a specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

Section 12.   Invalid Provision.

In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

Section 13.   Applicable Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 14.   Successors and Assigns.

This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Award is granted hereunder, and such employees’ heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

Section 15.   Effective Date of Plan.

The Plan became effective (the “Effective Date”) on August 26, 2004.

Section 16.   Term of Plan.

No Stock Option, Deferred Stock or Restricted Stock award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

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IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board on the day and year first above written, the Company has caused this Plan to be duly executed by its duly authorized officer.

DIGITAL LEARING MANAGEMENT CORPORATION a Delaware corporation

By:
Name: Aurangzeb Bhatti
Title: President

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EXHIBIT B

CERTIFICATE OF INCORPORATION

OF

DIGITAL LEARNING MANAGEMENT CORPORATION

ARTICLE I

The name of this corporation is Digital Learning Management Corporation.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400 in the City of Wilmington, County of New Castle. The name of its registered agent at that address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be Eighty Million (80,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated, “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue Seventy-Five Million (75,000,000) shares of Common Stock, each share to have a par value of $.001 per share, and Five Million (5,000,000) shares of Preferred Stock, each share to have a par value of $.001 per share.

Section 2. Common Stock. The Board of Directors of the Corporation may authorize the issuance of shares of Common Stock from time to time. The Corporation may reissue shares of Common Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law.

Section 3. Preferred Stock. The Board of Directors of the Corporation may by resolution authorize the issuance of shares of Preferred Stock from time to time in one or more series. The Corporation may reissue shares of Preferred Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law. The Board of Directors is hereby authorized to fix or alter the designations, powers and preferences, and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share, as well as the number of members, if any, of the Board of Directors or the percentage of members, if any, of the Board of Directors each class or series of Preferred Stock may be entitled to elect), rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of such series, but not below the number of shares of such series then outstanding.

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Section 4. Dividends and Distributions. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.

Section 5. Voting Rights. Each share of Common Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation.

ARTICLE V

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in Delaware General Corporation Law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of directors or in the Bylaws of the Corporation.

ARTICLE VI

The number of directors of the Corporation shall be fixed from time to time by or in the manner provided in the Bylaws of the Corporation or amendment thereof duly adopted by the Board of Directors or by the stockholders of the Corporation. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE VII

No action, which has not been previously approved by the Board of Directors, shall be taken by the stockholders except at an annual meeting or a special meeting of the stockholders. Any action required to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

ARTICLE VIII

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

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ARTICLE IX

To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (provided that the effect of any such amendment shall be prospective only) the “Delaware Law”), a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware Law (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation to the fullest extent permitted by the Delaware Law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person. The Corporation may create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such sums as may become necessary or desirable to effect the indemnification as provided herein. To the fullest extent permitted by the Delaware Law, the indemnification provided herein shall include expenses as incurred (including attorneys’ fees), judgments, finds and amounts paid in settlement and any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person seeking indemnification to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified. Notwithstanding the foregoing or any other provision of this Article, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested Directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs) by independent legal counsel to the Corporation, that, based upon the facts known to the Board or such counsel at the time such determination is made, (a) the party seeking an advance acted in bad faith or deliberately breached his or her duty to the Corporation or its stockholders, and (b) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the provisions of this Article IX. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Delaware Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, the Corporation’s Bylaws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation may, but only to the extent that the Board of Directors may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article IX as it applies to the indemnification and advancement of expenses of directors and officers of the Corporation.

The undersigned hereby acknowledges that the foregoing certificate of incorporation is his act and deed and that the facts stated therein are true.

Aurangzeb Bhatti, President

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EXHIBIT C

BYLAWS

OF

DIGITAL LEARNING MANAGEMENT CORPORATION

A Delaware Corporation

ARTICLE I: OFFICES

SECTION 1.1 Registered Office.

The registered office of Digital Learning Management Corporation. ("Corporation") shall be at and the name of its registered agent at that address is 2711 Centerville Road, Suite 400 in the City of Wilmington, County of New Castle and the name of its registered agent at that address is Corporation Service Company.

SECTION 1.2 Principal Office.

The principal office for the transaction of the business of the Corporation shall be 19950 Mariner Avenue, Torrance, California, or otherwise as set forth in a resolution adopted by the Board.

SECTION 1.3 Other Offices.

The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II: MEETINGS OF STOCKHOLDERS

SECTION 2.1 Place of Meetings.

All annual meetings of stockholders and all other meetings of stockholders shall be held either at the principal office of the Corporation or at any other place within or without the State of Delaware that may be designated by the Board pursuant to authority hereinafter granted to the Board.

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SECTION 2.2 Annual Meetings.

Annual meetings of stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may properly come before such meetings may be held at such time and place and on such date as the Board shall determine by resolution.

SECTION 2.3 Special Meetings.

A special meeting of the stockholders for the transaction of any proper business may be called at any time exclusively by the Board or the Chairman.

SECTION 2.4 Notice of Meetings.

Except as otherwise required by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to such stockholder personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to such stockholder at such stockholder's post office address furnished by such stockholder to the Secretary of the Corporation for such purpose, or, if such stockholder shall not have furnished an address to the Secretary for such purpose, then at such stockholder's post office address last known to the Secretary, or by transmitting a notice thereof to such stockholder at such address by telegraph, cable, wireless or facsimile. Except as otherwise expressly required by law, no publication of any notice of a meeting of stockholders shall be required. Every notice of a meeting of stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, shall also state the purpose for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder to whom notice may be omitted pursuant to applicable Delaware law or who shall have waived such notice, and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

SECTION 2.5 Fixing Date for Determination of Stockholders of Record.

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action other than to consent to corporate action in writing without a meeting, the Board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any such other action. If in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders the Board shall not fix such a record date, then the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

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SECTION 2.6 Quorum.

Except as otherwise required by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of stockholders of the Corporation or any adjournment thereof. Subject to the requirement of a larger percentage vote, if any, contained in the Certificate of Incorporation, these Bylaws or by statute, the stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding any withdrawal of stockholders that may leave less than a quorum remaining, if any action taken (other than adjournment) is approved by the vote of at least a majority in voting interest of the shares required to constitute a quorum. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

SECTION 2.7 Voting.

(A) Each stockholder shall, at each meeting of stockholders, be entitled to vote, in the manner prescribed by the Corporation's Certificate of Incorporation, in person or by proxy each share of the stock of the Corporation that has voting rights on the matter in question and that shall have been held by such stockholder and registered in such stockholder's name on the books of the Corporation:

(i) on the date fixed pursuant to Section 2.5 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or

(ii) if no such record date shall have been so fixed, then (a) at the close of business on the business day next preceding the day upon which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the business day next preceding the day upon which the meeting shall be held.

(B) Shares of the Corporation's own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or the pledgee's proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the Delaware General Corporation Law, as the same exists or may hereafter be amended (the "DGCL").

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(C) Subject to the provisions of the Corporation's Certificate of Incorporation, any such voting rights may be exercised by the stockholder entitled thereto in person or by such stockholder's proxy appointed by an instrument in writing, subscribed by such stockholder or by such stockholder's attorney thereunto authorized and delivered to the secretary of the meeting. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless such stockholder shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of stockholders at which a quorum is present, all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon. The vote at any meeting of stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, if there be such proxy, and it shall state the number of shares voted.

SECTION 2.8 Inspectors of Election.

Prior to each meeting of stockholders, the Chairman of such meeting shall appoint an inspector(s) of election to act with respect to any vote. Each inspector of election so appointed shall first subscribe an oath faithfully to execute the duties of an inspector of election at such meeting with strict impartiality and according to the best of such inspector of election's ability. Such inspector(s) of election shall decide upon the qualification of the voters and shall certify and report the number of shares represented at the meeting and entitled to vote on any question, determine the number of votes entitled to be cast by each share, shall conduct the vote and, when the voting is completed, accept the votes and ascertain and report the number of shares voted respectively for and against each question, and determine, and retain for a reasonable period a record of the disposition of, any challenge made to any determination made by such inspector(s) of election. Reports of inspector(s) of election shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The inspector(s) of election need not be stockholders of the Corporation, and any officer of the Corporation may be an inspector(s) of election on any question other than a vote for or against a proposal in which such officer shall have a material interest. The inspector(s) of election may appoint or retain other persons or entities to assist the inspector(s) of election in the performance of the duties of the inspector(s) of election.

SECTION 2.9 Advance Notice of Stockholder Proposals and Stockholder Nominations.

Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the stockholders may be made at any meeting of stockholders only (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board, or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in these bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.9.

To be timely, a stockholder's notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Corporation has not previously held an annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a stockholder's notice as described above.

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Such stockholder's notice shall set forth (I) as to each person whom the stockholder proposes to nominate for election or reelection as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (or any successor thereto) and Rule 14a-11 thereunder (or any successor thereto) (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (b) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (c) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice; (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and (e) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board, (II) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (III) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, and (b) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner. In addition, the stockholder making such proposal shall promptly provide any other information reasonably requested by the Corporation. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in this Section 2.9(A). The Chairman of any such meeting shall direct that any nomination or business not properly brought before the meeting shall not be considered.

SECTION 2.10 Action Without Meeting.

Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may, if such action has been earlier approved by the Board, be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III: BOARD OF DIRECTORS

SECTION 3.1 General Powers.

Subject to any requirements in the Certificate of Incorporation, these Bylaws, or of the DGCL as to action which must be authorized or approved by the stockholders, any and all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be under the direction of, the Board to the fullest extent permitted by law. Without limiting the generality of the foregoing, it is hereby expressly declared that the Board shall have the following powers:

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(A) to select and remove all the officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, the Certificate of Incorporation or these Bylaws, fix their compensation, and require from them security for faithful service;

(B) to conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with law, the Certificate of Incorporation or these Bylaws, as it may deem best;

(C) to change the location of the registered office of the Corporation in Section 1.1 hereof; to change the principal office and the principal office for the transaction of the business of the Corporation from one location to another as provided in Section 1.2 hereof; to fix and locate from time to time one or more offices of the Corporation within or without the State of Delaware as provided in Section 1.3 hereof; to designate any place within or without the State of Delaware for the holding of any meeting or meetings of stockholders; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, and in its judgment as it may deem best, provided such seal and such certificate shall at all times comply with the provisions of law;

(D) to authorize the issuance of shares of stock of the Corporation from time to time, upon such terms and for such considerations as may be lawful;

(E) to borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust and securities therefor; and

(F) by resolution adopted by a majority of the whole Board to designate an executive and other committees of the Board, each consisting of one or more directors, to serve at the pleasure of the Board, and to prescribe the manner in which proceedings of such committee or committees shall be conducted.

SECTION 3.2 Number and Term of Office.

(A) Until this Section 3.2 is amended by a resolution duly adopted by the Board or by the stockholders of the Corporation, the number of directors constituting the entire Board shall be not less than two (2) members nor more than nine (9) members. Directors need not be stockholders. Each of the directors of the Corporation shall serve for a term ending on the date of the annual meeting and shall hold office until his successor shall have been duly elected or until he shall resign or shall have been removed in the manner hereinafter provided.

SECTION 3.3 Chairman of the Board.

The Chairman of the Board, when present, shall preside at all meetings of the Board and all meetings of stockholders. The Chairman of the Board shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

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SECTION 3.4 Election of Directors.

The directors shall be elected by the stockholders of the Corporation, and at each election, the persons receiving the greater number of votes, up to the number of directors then to be elected, shall be the persons then elected. The election of directors is subject to any provision contained in the Certificate of Incorporation relating thereto, including any provision regarding the rights of holders of preferred stock to elect directors.

SECTION 3.5 Resignations.

Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, it shall take effect immediately upon receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3.6 Vacancies.

Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, removal, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum. Increases in the number of directors shall be filled in accordance with the rule that each class of directors shall be as nearly equal in number of directors as possible. Notwithstanding such rule, in the event of any change in the authorized number of directors each director then continuing to serve as such will nevertheless continue as a director of the class of which he is a member, until the expiration of his current term or his earlier death, resignation or removal. If any newly created directorship or vacancy on the Board, consistent with the rule that the three classes shall be as nearly equal in number of directors as possible, may be allocated to one or two or more classes, the Board shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation. When the Board fills a vacancy, the director chosen to fill that vacancy shall be of the same class as the director he succeeds and shall hold office until such director's successor shall have been elected and shall qualify or until such director shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

SECTION 3.7 Place of Meeting.

The Board or any committee thereof may hold any of its meetings at such place or places within or without the State of Delaware as the Board or such committee may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board or any committee thereof by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board or such committee can hear each other, and such participation shall constitute presence in person at such meeting.

SECTION 3.8 Regular Meetings.

Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine.

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SECTION 3.9 Special Meetings.

Special meetings of the Board for any purpose or purposes shall be called at any time by the Chairman of the Board or, if the Chairman of the Board is absent or unable or refuses to act, by the Chief Executive Officer or the President, and may also be called by any two members of the Board. Except as otherwise provided by law or by these Bylaws, written notice of the time and place of special meetings shall be delivered personally or by facsimile to each director, or sent to each director by mail or by other form of written communication, charges prepaid, addressed to such director at such director's address as it is shown upon the records of the Corporation, or, if it is not so shown on such records and is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company in the County in which the principal office for the transaction of the business of the Corporation is located at least 48 hours prior to the time of the holding of the meeting. In case such notice is delivered personally or by facsimile as above provided, it shall be delivered at least 24 hours prior to the time of the holding of the meeting. Such mailing, telegraphing, delivery or facsimile transmission as above provided shall be due, legal and personal notice to such director. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 3.10 Quorum and Manner of Acting.

Except as otherwise provided in these Bylaws, the Certificate of Incorporation or by applicable law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

SECTION 3.11 Action by Unanimous Written Consent.

Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if consent in writing is given thereto by all members of the Board or of such committee, as the case may be, and such consent is filed with the minutes of proceedings of the Board or of such committee.

SECTION 3.12 Compensation.

Directors, whether or not employees of the Corporation or any of its subsidiaries, may receive an annual fee for their services as directors in an amount fixed by resolution of the Board plus other compensation, including options to acquire capital stock of the Corporation, in an amount and of a type fixed by resolution of the Board, and, in addition, a fixed fee, with or without expenses of attendance, may be allowed by resolution of the Board for attendance at each meeting, including each meeting of a committee of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

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SECTION 3.13 Committees.

The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and subject to any restrictions or limitations on the delegation of power and authority imposed by applicable law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. Unless the Board or these Bylaws shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by the chairman of the committee or by any two members thereof; otherwise, the provisions of these Bylaws with respect to notice and conduct of meetings of the Board shall govern.

SECTION 3.14 Affiliated Transactions.

Notwithstanding any other provision of these Bylaws, each transaction, or, if an individual transaction constitutes a part of a series of transactions, each series of transactions, proposed to be entered into between the Corporation, on the one hand, and any affiliate of the Corporation, on the other hand, must be approved by the Board. For the purposes of this Section 3.14, (a) "affiliate" shall mean (i) any person that, directly or indirectly, controls or is controlled by or is under common control with the Corporation, (ii) any other person that owns, beneficially, directly or indirectly, twenty percent (20%) or more of the outstanding capital shares, shares or equity interests of the Corporation, or (iii) any officer or director of the Corporation; (b) "person" shall mean and include individuals, corporations, general and limited partnerships, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other entities and governments and agencies and political subdivisions thereof; and (c) "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests.

ARTICLE IV: OFFICERS

SECTION 4.1 Officers.

The officers of the Corporation shall be a Chief Executive Officer, a President, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), a Secretary, a Chief Financial Officer, and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 4.3 hereof.

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SECTION 4.2 Election.

The officers of the Corporation, except such officers as may be appointed or elected in accordance with the provisions of Sections 4.3 or 4.5 hereof, shall be chosen annually by the Board at the first meeting thereof after the annual meeting of stockholders, and each officer shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer's successor shall be elected and qualified.

SECTION 4.3 Other Officers.

In addition to the officers chosen annually by the Board at its first meeting, the Board also may appoint or elect such other officers as the business of the Corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time specify, and shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer's successor shall be elected and qualified.

SECTION 4.4 Removal and Resignation.

Except as provided by DGCL Section 141(k), any officer may be removed, either with or without cause, by resolution of the Board, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any officer or assistant may resign at any time by giving written notice of his resignation to the Board or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, upon receipt thereof by the Board or the Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 4.5 Vacancies.

A vacancy in any office because of death, resignation, removal, disqualification or any other cause may be filled by the vote of the majority of the directors present at any meeting in which a quorum is present, or pursuant to Section 3.11 of these Bylaws.

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SECTION 4.6 Chief Executive Officer.

The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board has been appointed and is present. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation. The Chief Executive Officer shall also perform such other duties and have such other powers as the Board of Directors may designate from time to time.

SECTION 4.7 President.

The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board has been appointed and is present or, in the absence of the Chairman of the Board, the Chief Executive Officer has been appointed and is present. Subject to the provisions of these Bylaws and to the direction of the Board of Directors and Chief Executive Officer, the President shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of President or which are delegated to him by the Board of Directors. The President shall have the power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all the other officers, employees and agents of the corporation.

SECTION 4.8 Vice President.

Each Vice President shall have such powers and perform such duties with respect to the administration of the business and affairs of the Corporation as are commonly incident to their office or as may from time to time be assigned to such Vice President by the Chairman of the Board, or the Board, or the Chief Executive Officer, or the President, or as may be prescribed by these Bylaws. In the absence or disability of the Chairman of the Board, the Chief Executive Officer and the President, the Vice Presidents in order of their rank as fixed by the Board, or if not ranked, the Vice President designated by the Board, shall perform all of the duties of the Chairman of the Board, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board.

SECTION 4.9 Secretary.

(A) The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board shall designate from time to time.

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(B) The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or such other place as the Board may order, a book of minutes of all meetings of directors and stockholders, with the time and place of holding, whether regular or special, and if special, how authorized and the notice thereof given, the names of those present at meetings of directors, the number of shares present or represented at meetings of stockholders, and the proceedings thereof.

(C) The Secretary shall keep, or cause to be kept, at the principal office of the Corporation's transfer agent, a share register, or a duplicate share register, showing the name of each stockholder, the number of shares of each class held by such stockholder, the number and date of certificates issued for such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

SECTION 4.10 Chief Financial Officer.

The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer. The Chief Financial Officer, subject to the order of the Board, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board or the Chief Executive Officer shall designate from time to time.

ARTICLE V: CORPORATE INSTRUMENTS, CHECKS,
DRAFTS, BANK ACCOUNTS, ETC.

SECTION 5.1 Execution of Corporate Instruments.

The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation the corporate name without limitation, or enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. Such authority may be general or confined to specific instances, and unless so authorized by the Board or by these Bylaws, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

SECTION 5.2 Checks, Drafts, Etc.

All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

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SECTION 5.3 Deposits.

All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

SECTION 5.4 General and Special Bank Accounts.

The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE VI: SHARES AND THEIR TRANSFER

SECTION 6.1 Certificates for Stock.

Every owner of stock of the Corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class or series of shares of the stock of the Corporation owned by such owner. The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President, and by the Secretary. Any or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such an officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class or series of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 6.4 hereof.

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SECTION 6.2 Transfers of Stock.

Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by such holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.3 hereof, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

SECTION 6.3 Regulations.

The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

SECTION 6.4 Lost, Stolen, Destroyed, and Mutilated Certificates.

In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place upon proof satisfactory to the Board of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper so to do.

ARTICLE VII: INDEMNIFICATION

SECTION 7.1 Indemnification of Directors and Officers.

To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (provided that the effect of any such amendment shall be prospective only) (the "Delaware Law"), a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware Law (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation may, to the fullest extent permitted by the Delaware Law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person. The Corporation may create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such sums as may become necessary or desirable to effect the indemnification as provided herein. To the fullest extent permitted by the Delaware Law, the indemnification provided herein shall include expenses as incurred (including attorneys' fees), judgments, fines and amounts paid in settlement and any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person seeking indemnification to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified. Notwithstanding the foregoing or any other provision of this Section 7.1, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested Directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs) by independent legal counsel to the Corporation, that, based upon the facts known to the Board or such counsel at the time such determination is made, (a) the party seeking an advance acted in bad faith or deliberately breached his or her duty to the Corporation or its stockholders, and (b) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the provisions of this Section 7.1. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Delaware Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, the Corporation's Bylaws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. The Corporation may, but only to the extent that the Board of Directors may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Section 7.1 as it applies to the indemnification and advancement of expenses of directors and officers of the Corporation.

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SECTION 7.2 Indemnification of Employees and Agents.

Subject to Section 7.1, the Corporation may, but only to the extent that the Board may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VII as they apply to the indemnification and advancement of expenses of directors and officers of the Corporation.

SECTION 7.3 Enforcement of Indemnification.

The rights to indemnification and the advancement of expenses conferred above shall be contract rights. If a claim under this Article VII is not paid in full by the Corporation within 60 days after written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of such claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expenses of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board, independent legal counsel or stockholders) that the indemnitee has not met such applicable standard of conduct, shall either create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VII or otherwise shall be on the Corporation.

ARTICLE VIII: MISCELLANEOUS

SECTION 8.1 Seal.

The Board shall adopt a corporate seal, which shall be in the form set forth in a resolution approved by the Board.

SECTION 8.2 Waiver of Notices.

Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

SECTION 8.3 Amendments.

Except as otherwise provided herein, by law, or in the Certificate of Incorporation, these Bylaws or any of them may be altered, amended, repealed or rescinded and new Bylaws may be adopted by the Board or by the stockholders at any annual or special meeting of stockholders, provided that notice of such proposed alteration, amendment, repeal, recession or adoption is given in the notice of such meeting of stockholders.

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CERTIFICATE OF SECRETARY OF ADOPTION OF BYLAWS

I, the undersigned, do hereby certify:

That I am the Secretary of Digital Learning Management Corporation, a Delaware corporation, that the foregoing By-Laws, comprising sixteen pages, constitute the By-Laws of said corporation as duly adopted by the Board of Directors of the corporation on ________________.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation on this ____ day of ____ 200_.

By:________________________________
Al Jinnah, Secretary

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EXHIBIT D

DISSENTERS’ RIGHTS STATUTE

NRS 92A.300   DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305   “BENEFICIAL SHAREHOLDER” DEFINED. “Beneficial shareholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the shareholder of record.

NRS 92A.310   “CORPORATE ACTION” DEFINED. “Corporate action” means the action of a domestic corporation.

NRS 92A.315   “DISSENTER” DEFINED. “Dissenter” means a shareholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320   “FAIR VALUE” DEFINED. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325   “SHAREHOLDER” DEFINED. “Shareholder” means a shareholder of record or a beneficial shareholder of a domestic corporation.

NRS 92A.330   “SHAREHOLDER OF RECORD” DEFINED. “Shareholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

NRS 92A.335   “SUBJECT CORPORATION” DEFINED. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340   COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350   RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360   RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370   RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

1.   Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

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2.   Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380   RIGHT OF SHAREHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

1.   Except as otherwise provided in NRS 92A.370 and 92A.390, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a)   Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1)   If approval by the shareholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the shareholder is entitled to vote on the plan of merger; or

(2)   If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b)   Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c)   Any corporate action taken pursuant to a vote of the shareholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

2.   A shareholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.380   RIGHT OF SHAREHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

1.   Except as otherwise provided in NRS 92A.370 and 92A.390, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a)   Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1)   If approval by the shareholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the shareholder is entitled to vote on the plan of merger; or

(2)   If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

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(b)   Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c)   Any corporate action taken pursuant to a vote of the shareholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

2.   A shareholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390   LIMITATIONS ON RIGHT OF DISSENT: SHAREHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF SHAREHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

1.   There is no right of dissent with respect to a plan of merger or exchange in favor of shareholders of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 shareholders of record, unless:

(a)   The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b)   The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1)   Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I)   The surviving or acquiring entity; or

(II)   Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2)   A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2.   There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the shareholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400   LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO SHAREHOLDER; ASSERTION BY BENEFICIAL SHAREHOLDER.

1.   A shareholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

2.   A beneficial shareholder may assert dissenter’s rights as to shares held on his behalf only if:

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(a)   He submits to the subject corporation the written consent of the shareholder of record to the dissent not later than the time the beneficial shareholder asserts dissenter’s rights; and

(b)   He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

NRS 92A.410   NOTIFICATION OF SHAREHOLDERS REGARDING RIGHT OF DISSENT.

1.   If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders’ meeting, the notice of the meeting must state that shareholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2.   If the corporate action creating dissenters’ rights is taken by written consent of the shareholders or without a vote of the shareholders, the domestic corporation shall notify in writing all shareholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420   PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

1.   If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenter’s rights:

(a)   Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b)   Must not vote his shares in favor of the proposed action.

2.   A shareholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430   DISSENTER’S NOTICE: DELIVERY TO SHAREHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

1.   If a proposed corporate action creating dissenters’ rights is authorized at a shareholders’ meeting, the subject corporation shall deliver a written dissenter’s notice to all shareholders who satisfied the requirements to assert those rights.

2.   The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a)   State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b)   Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c)   Supply a form for demanding payment that includes the date of the first announcement to the news media or to the shareholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d)   Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e)   Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

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NRS 92A.440   DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF SHAREHOLDER.

1.   A shareholder to whom a dissenter’s notice is sent must:

(a)   Demand payment;

(b)   Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c)   Deposit his certificates, if any, in accordance with the terms of the notice.

2.   The shareholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a shareholder until those rights are canceled or modified by the taking of the proposed corporate action.

3.   The shareholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450   UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF SHAREHOLDER.

1.   The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2.   The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a shareholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460   PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

1.   Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a)   Of the county where the corporation’s registered office is located; or

(b)   At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2.   The payment must be accompanied by:

(a)   The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the shareholders’ equity for that year and the latest available interim financial statements, if any;

(b)   A statement of the subject corporation’s estimate of the fair value of the shares;

(c)   An explanation of how the interest was calculated;

(d)   A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e)   A copy of NRS 92A.300 to 92A.500, inclusive.

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NRS 92A.470   PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER’S NOTICE.

1.   A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the shareholders of the terms of the proposed action.

2.   To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

NRS 92A.480   DISSENTER’S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

1.   A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2.   A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490   LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

1.   If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2.   A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3.   The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.   The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.   Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a)   For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

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(b)   For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500   LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

1.   The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.   The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a)   Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b)   Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.   If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.   In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.   This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

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\/ DETACH PROXY CARD HERE \/

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS DIGITAL LEARNING MANAGEMENT CORPORATION

     The undersigned hereby appoints Messrs. Aurangzeb Bhatti and Al Jinnah, each of them as proxyholders with full power of substitution, to represent, vote and act with respect to all shares of common stock of Digital Learning Management Corporation (the “DGTL”) which the undersigned would be entitled to vote at the meeting of shareholders to be held on August 26, 2004 at 10:00 a.m., local time, at 19950 Mariner Avenue, Torrance, California or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

(Continued, and to be marked, dated and signed, on the other side)

∨ DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE ∨

DIGITAL LEARNING MANAGEMENT CORPORATION

The Board of Directors recommends a vote "FOR" each of the proposals. The Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instruction. **If no instruction is specified with respect to the matter to be acted upon, the shares represented by the proxy will be voted "FOR" each of the proposals and in accordance with the recommendations of management. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendations of management.**

1. Election of seven (7) persons to be directors. ☐ **FOR** all nominees listed below (Except as marked to the contrary below) ☐ **WITHHOLD AUTHORITY**

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space below.)

EXCEPTIONS

2. Approval of the Digital Learning Management Corporation 2004 Stock Option, Deferred Stock and Restricted Stock Plan as further described in the proxy materials.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ I DO ☐ I DO NOT EXPECT TO ATTEND THE MEETING.

(Number of Shares)

(Please Print Your Name)

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(Please Print Your Name)

(Date)

(Signature of Shareholder)

(Signature of Shareholder)

(Email Address)

This Proxy may be revoked prior to its exercise by filing with the Secretary DGTL a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending the meeting and voting in person.

Please Detach Here

^ You Must Detach This Portion of the Proxy Card ^
Before Returning it in the Enclosed Envelope